                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. ___)

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:
/_/   Preliminary Proxy Statement                                 /_/  Confidential, for Use of the
/X/   Definitive Proxy Statement                                       Commission Only (as permitted
/_/   Definitive Additional Materials                                  by Rule 14a-6(e)(2))
/_/   Soliciting Material Pursuant to Rule Section 240.14a-12

                             PATAPSCO BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/   No fee required.
/_/   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------

      (5)   Total fee paid:

            --------------------------------------------------------------------

/_/   Fee paid previously with preliminary materials.

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

            --------------------------------------------------------------------

      (2)   Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------

      (3)   Filing Party:

            --------------------------------------------------------------------

      (4)   Date Filed:

            --------------------------------------------------------------------

                     [LETTERHEAD OF PATAPSCO BANCORP, INC.]




                               September 26, 2005







Dear Stockholder:

         You are invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Patapsco Bancorp, Inc. (the "Company") to be held at the office of The Patapsco Bank, located at 1301 Merritt Boulevard, Dundalk, Maryland 21222 on Thursday, October 27, 2005 at 4:00 p.m., local time.

         The accompanying notice and proxy statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will also report on the operations of the Company's wholly owned subsidiary, The Patapsco Bank. Directors and officers of the Company will be present to respond to any questions the stockholders may have.

         It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Annual Meeting.



                                   Sincerely,


                                   /s/ Joseph J. Bouffard

                                   Joseph J. Bouffard
                                   PRESIDENT AND CHIEF EXECUTIVE OFFICER

--------------------------------------------------------------------------------
                             PATAPSCO BANCORP, INC.
                             1301 MERRITT BOULEVARD
                          DUNDALK, MARYLAND 21222-2194
                                 (410) 285-1010
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 27, 2005
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Patapsco Bancorp, Inc. (the "Company") will be held at the office of The Patapsco Bank, located at 1301 Merritt Boulevard, Dundalk, Maryland 21222, on Thursday, October 27, 2005 at 4:00 p.m., local time.

         A proxy statement and form of proxy for the Annual Meeting accompany this notice.

         The Annual Meeting is for the purpose of considering and acting upon:

                  1. The election of two directors of the Company for terms of three years; and

                  2. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

         The Board of Directors is not aware of any other business to come before the Annual Meeting.

         Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on September 16, 2005 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

         You are requested to fill in and sign the accompanying form of proxy which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ Douglas H. Ludwig

                                            DOUGLAS H. LUDWIG
                                            SECRETARY

Dundalk, Maryland
September 26, 2005

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. THE ACCOMPANYING FORM OF PROXY IS ACCOMPANIED BY A SELF-ADDRESSED ENVELOPE FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                             PATAPSCO BANCORP, INC.
                             1301 MERRITT BOULEVARD
                          DUNDALK, MARYLAND 21222-2194
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 27, 2005
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Patapsco Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders (the "Annual Meeting") which will be held at the office of The Patapsco Bank, located at 1301 Merritt Boulevard, Dundalk, Maryland 21222, on Thursday, October 27, 2005 at 4:00 p.m. This proxy statement and the accompanying notice and form of proxy are being first mailed to stockholders on or about September 26, 2005.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to Theodore C. Patterson, Secretary of the Company, at the address shown above, by filing a later-dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person. The presence of a stockholder at the Annual Meeting will not in itself revoke such stockholder's proxy.

         Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. Shares held in street name which have been designated by brokers on proxies as not voted ("broker nonvotes") will not be counted as votes cast. Proxies marked as abstentions or as broker nonvotes, however, will be treated as shares present for purposes of determining whether a quorum is present.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         The securities entitled to vote at the Annual Meeting consist of the Company's common stock, $.01 par value per share (the "Common Stock"). Stockholders of record as of the close of business on September 16, 2005 (the "Record Date") are entitled to one vote for each share of Common Stock then held. At the Record Date, the Company had 1,420,154 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

         Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, certain information as to the Common Stock believed by management to be beneficially owned by persons owning in excess of 5% of the Company's Common Stock.

                                                     AMOUNT AND           PERCENT OF
                                                      NATURE OF            SHARES OF
NAME AND ADDRESS                                     BENEFICIAL          COMMON STOCK
OF BENEFICIAL OWNER                                 OWNERSHIP (1)         OUTSTANDING
-------------------                                 -------------        -------------
Patapsco Bancorp, Inc. Employee Stock                107,301(2)              7.56%
  Ownership Plan ("ESOP")
1301 Merritt Boulevard
Dundalk, Maryland  21224

Tontine Financial Partners, L.P.
(3)                                                   77,580(3)              5.46
Tontine Management, L.L.C.
Jeffrey L. Gendell
55 Railroad Avenue, 3rd Floor
Greenwich, Connecticut  06830

Joseph J. Bouffard                                    87,096(4)              5.97
The Patapsco Bank
1301 Merritt Boulevard
Dundalk, Maryland  21222

--------------------------
(1)      In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date.
         As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.
(2)      These shares are held in a suspense account for future allocation among participating employees as the loan used to purchase the shares is repaid. The ESOP trustees, currently Directors O'Neill, Patterson and
         Bouffard, vote all allocated shares in accordance with the instructions of the participants. Unallocated shares and shares for which no instructions have been received are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Company's Board of
         Directors. At the Record Date, 107,300 shares had been allocated under the ESOP.
(3)      Based on a Schedule 13D filed on January 16, 2003. Tontine Financial
         Partners, L.P., Tontine Management, L.L.C. and Jeffrey L. Gendell share voting and dispositive power with respect to 73,587 shares of Common
         Stock, and Jeffrey L. Gendell has sole voting and dispositive power with respect to 3,993 shares of Common Stock.
(4)      Includes 38,446 shares Mr. Bouffard has the right to acquire upon the exercise of options exercisable within 60 days of the Record Date. Does not include shares with respect to which Mr. Bouffard shares voting power by virtue of his position as a trustee of the trust holding
         107,301 shares under the Company's ESOP.

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

GENERAL

         The Company's Board of Directors currently consists of seven members. The Company's Articles of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year. Under the Company's Articles of Incorporation, directors are elected by a plurality of the votes cast at a meeting at which a quorum is present.

         It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why either nominee might be unavailable to serve.

         The following table sets forth, for each nominee for director and continuing director of the Company, his or her age, the year he or she first became a director of The Patapsco Bank (the "Bank"), which is the Company's principal operating subsidiary, and the expiration of his or her term as a director. All such persons were appointed as directors in 1995 in connection with the incorporation and organization of the Company, except for Mr. Waters who was appointed as a director in August 1999 to fill a vacancy on the Board of Directors and Messrs. Bozel and Hoffman who became directors in November 2000 upon the Company's acquisition of Northfield Bancorp, Inc. Each director of the Company also is a member of the Board of Directors of the Bank.

                                                                    YEAR FIRST
                                              AGE AT                ELECTED AS               CURRENT
                                              JUNE 30,              DIRECTOR OF                TERM
               NAME                            2005                  THE BANK                TO EXPIRE
               ----                            ----                  ---------               ---------

                                   BOARD NOMINEES FOR TERMS TO EXPIRE IN 2008
        Douglas H. Ludwig                       67                     1992                    2005
        Thomas P. O'Neill                       52                     1995                    2007

                                         DIRECTORS CONTINUING IN OFFICE

        Joseph J. Bouffard                      55                     1995                    2006
        Nicole N. Glaeser                       47                     1993                    2006
        J. Thomas Hoffman                       57                     2000                    2006
        William R. Waters                       62                     1999                    2007

        Gary R. Bozel                           47                     2000                    2007

         Set forth below is information concerning the Company's directors. Unless otherwise stated, all directors have held the positions indicated for at least the past five years.

         DOUGLAS H. LUDWIG served as a teacher, counselor and principal in the high schools of the southeast area of the Baltimore County Public Schools until his retirement in 1992. Mr. Ludwig has been active in many community organizations during his 47 years of residence in Dundalk.

         THOMAS P. O'NEILL was named Chairman of the Board of the Company and the Bank in August 1999 and has been a director since 1995. He is a managing director of American Express Tax and Business Services. Formerly, he was the managing partner of the regional accounting firm of Wolpoff & Company LLP ("Wolpoff"), which merged with American Express Tax and Business Services in 1998. He joined Wolpoff as a staff accountant in 1974 and became a partner in 1983. Mr. O'Neill is a member of the American Institute of Certified Public Accountants and the Maryland Association of Certified Public Accountants. He has served on the boards of many charitable and civic groups.

         JOSEPH J. BOUFFARD is the Company and the Bank's President and Chief Executive Officer. He joined the Bank's predecessor, Patapsco Federal Savings and Loan Association (the "Association"), in April 1995 as its President and Chief Executive Officer. Prior to joining the Association, Mr. Bouffard was Senior Vice President of The Bank of Baltimore, and its successor, First Fidelity Bank. Prior to that, he was President of Municipal Savings Bank, FSB in Towson, Maryland. He is a current Board member of the Dundalk Community College Foundation, the Maryland Bankers Association and the Maryland Financial Bank. He is a former chairman of the Board of Governors of the Maryland Mortgage Bankers Association. He served as Treasurer of the Neighborhood Housing Services of Baltimore and was a charter member and Treasurer of the Towson Towne Rotary Club.

         NICOLE N. GLAESER is Budget Director for the Baltimore County Police Department, a position she has held since 1988. On a part-time basis, Ms. Glaeser is a practicing attorney and also a Certified Public Accountant.

         J. THOMAS HOFFMAN is a self-employed financial consultant in Towson, Maryland. Mr. Hoffman is also a registered representative with Signator Investors, Inc. He served as Secretary of the Board of Directors of Northfield Federal Savings Bank from 1983 to 1998. He also served as Secretary for Northfield Bancorp, Inc. from 1998 to 2000. He is a member of the Parkville Optimist Club, Towson Business Association, Building Congress and Exchange and the American Subcontractors Association where he sits on the Board. He is a member of various trade organizations associated with his profession.

         WILLIAM R. WATERS is the President and owner of Bel Air Medicine Inc., which trades as The Medicine Shop, and, until January 2004, was the owner of Bel Air Pontiac in Bel Air, Maryland. He is a member of the advisory board of Donahue-Hart and Associates, an insurance and financial services company located in Bel Air, Maryland. He was formerly a member of the Board of the Bank's predecessor organization, Patapsco Federal Savings and Loan Association, from 1984 to 1994.

         GARY R. BOZEL is the managing principal of Gary R. Bozel & Associates, a certified public accounting firm in Towson, Maryland. Mr. Bozel served as the Chairman of the Board of Northfield Bancorp, Inc. from March 1998 to November 2000 and as the Chairman of the Board of Northfield Federal Savings Bank from 1996 to November 2000. He also served as the President of Northfield Federal Savings Bank from 1993 to 1996. Mr. Bozel is a member of the board of directors and finance committee of the Towson Golf and Country Club.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         The following sets forth information with respect to executive officers of the Bank who do not serve on the Board of Directors.

                                         AGE AT
                                        JUNE 30,
NAME                                      2005                TITLE WITH THE BANK
----                                      ----                -------------------

Frank J. Duchacek, Jr.                     61                 Senior Vice President - Operations
Michael J. Dee                             45                 Senior Vice President, Chief Financial Officer and
                                                                  Controller of the Company and the Bank
Laurence S. Mitchell                       58                 Senior Vice President - Lending

         FRANK J. DUCHACEK, JR. is a Senior Vice President who joined the Company in February 1996 as its Vice President of Commercial Lending. Prior to that time, Mr. Duchacek was a credit underwriter and business development officer for First Union Bank, successor of First Fidelity Bank, N.A. From 1989 to 1993, Mr. Duchacek was a department manager for commercial lending at Provident Bank of Maryland. During the preceding 28 years, Mr. Duchacek occupied various lending and management positions with Union Trust Bank and its successor, Signet Bank, Maryland. Mr. Duchacek is a Director of Maryland Bank Services and served as a member of the Maryland Home Improvement Commission. He is active with the American Cancer Society - Relay for Life, St. John's Episcopal Church in Kingsville, Maryland and St. John's Chapel, Cornersville, Maryland.

         MICHAEL J. DEE is a Senior Vice President who joined the Company in May 1999 as its Chief Financial Officer and Controller. From September 1997 to May 1999, Mr. Dee was Vice President of Management Accounting for Sandy Spring National Bank of Maryland. From May 1995 to October 1997, Mr. Dee was the Manager of Financial Planning and Analysis with United Press International in Washington, D.C. From December 1989 to March 1995, Mr. Dee was employed by The Bank of Baltimore and its successors, First Fidelity Bank, N.A. and First Union Bank, in a variety of financial positions. Mr. Dee is a Certified Management Accountant ("CMA").

         LAURENCE S. MITCHELL is a Senior Vice President who joined the Bank in November of 1999 as a commercial lending officer. Prior to joining Patapsco, Mr. Mitchell held positions in various banks relating to commercial lending and business development. He is an active member of the Harford County Chamber of Commerce, a Board member of the Baltimore County Chamber of Commerce, a member of the Leadership and Development Committee of the Maryland Bankers Association and an instructor for the Center for Financial Training Mid-Atlantic, formerly known as the American Institute of Banking. Mr. Mitchell is a member of the Town of Bel Air Economic and Community Development Commission.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         GENERAL. The Board of Directors of the Company holds regular monthly meetings and special meetings as needed. During the year ended June 30, 2005, the Board of Directors of the Company met 12 times. No director of the Company attended fewer than 75% in the aggregate of the total number of Board meetings held while he or she was a member during the year ended June 30, 2005 and the total number of meetings held by committees on which he or she served during such fiscal year.

         AUDIT COMMITTEE. The Board of Directors' Audit Committee consists of Directors O'Neill, Bozel and Glaeser, who serves as Chairperson. All members of the Audit Committee are deemed to be independent within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Board of Directors has designated Directors O'Neill, Bozel and Glaeser as audit committee financial experts under the rules of the Securities and Exchange Commission. The Committee met four times during the year ended June 30, 2005 to examine and approve the audit report prepared by the independent auditors of the Company, to review and retain the independent auditors engaged by the Company, to review the internal audit function and internal accounting controls and to review and approve Company policies. The Audit Committee has adopted a written charter, a copy of which was attached as Exhibit A to the Company's 2003 Annual Meeting Proxy Statement.

         NOMINATING COMMITTEE. The Company's full Board of Directors acts as a nominating committee. The Company's full Board of Directors met once as a Nominating Committee during the year ended June 30, 2005. It is the policy of the Nominating Committee to consider director candidates recommended by security holders who appear to be qualified to serve on the Company's Board of Directors.

         COMPENSATION COMMITTEE. The Board of Directors' Compensation Committee consists of Directors Waters, O'Neill and Hoffman. The Compensation Committee evaluates the compensation and benefits of the directors, officers and employees, recommends changes and monitors and evaluates employee performance. The Compensation Committee met six times during the year ended June 30, 2005.

EXECUTIVE COMPENSATION

         SUMMARY COMPENSATION TABLE. The following table sets forth the cash and noncash compensation for the fiscal years ended June 30, 2005, 2004 and 2003 awarded to or earned by the President and Chief Executive Officer and each other executive officer of the Company who earned salary and bonus in fiscal year 2005 exceeding $100,000 for services rendered in all capacities to the Company and the Bank.

                                                                              LONG-TERM COMPENSATION
                                                                            -------------------------
                                                                                      AWARDS
                                         ANNUAL COMPENSATION (1)            --------------------------
                                    -------------------------------------    RESTRICTED     SECURITIES
NAME AND                FISCAL                            OTHER ANNUAL         STOCK        UNDERLYING     ALL OTHER
PRINCIPAL POSITION      YEAR        SALARY      BONUS    COMPENSATION (2)     AWARD(S)       OPTIONS     COMPENSATION
------------------      ----        ------      -----    ----------------    ---------      ---------    ------------
Joseph J. Bouffard      2005      $ 148,558    $  17,417  $      --          $   --         $   --       $  50,339(3)
President and Chief     2004        124,196       15,781         --              --             --          32,833
  Executive Officer     2003        119,329       15,524         --              --             --          29,971

Michael J. Dee          2005      $  99,798    $  13,436  $      --          $   --         $   --       $  23,036(3)
Senior Vice President,  2004         81,686       10,650         --              --             --          14,119
  Chief Financial       2003         69,674       18,079         --              --             --          11,776
  Officer and Controller

Lawrence S. Mitchell    2005      $  89,161    $  11,974  $      --          $   --         $   --       $  18,156(3)
Senior Vice President-  2004         74,776       10,481         --              --             --          13,885
  Lending               2003         65,725       17,407         --              --             --          10,792

---------------------
 (1) Executive officers of the Bank receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by the named executive officer in fiscal year 2005 did not exceed 10% of the executive officer's salary and bonus.
(2) Does not include the aggregate amount of perquisites and other benefits, which was less than $50,000 or 10% of the total annual salary and bonus reported.
(3) For fiscal year 2005, consists of $3,838, $3,397 and $3,034 of matching contributions under the Bank's 401(k) Plan for the benefit of Messrs. Bouffard, Dee and Mitchell respectively, and $46,501, $19,639 and $15,122 in Common Stock and cash allocated to the accounts of Messrs. Bouffard, Dee and Mitchell, respectively, under the ESOP.

         YEAR-END OPTION VALUES. The following table sets forth information concerning the value as of June 30, 2005 of options held by the executive officer named in the Summary Compensation Table set forth above. No options held by any executive officer of the Company repriced during the past fiscal year.

                        SHARES                         NUMBER OF SECURITIES                VALUE OF UNEXERCISED
                      ACQUIRED ON       VALUE         UNDERLYING UNEXERCISED               IN-THE-MONEY OPTIONS
NAME                   EXERCISE       REALIZED     OPTIONS AT FISCAL YEAR-END(1)          AT FISCAL YEAR END(2)
----                -------------     --------   -------------------------------      -------------------------------
                                                 EXERCISABLE       UNEXERCISABLE      EXERCISABLE       UNEXERCISABLE
                                                 -----------      --------------      -----------       -------------
Joseph J. Bouffard      1,000         $9,400        37,079            4,282             $282,464           $11,796
Michael J. Dee             --             --        21,941            1,279              144,959             7,045
Laurence S. Mitchell       --             --         5,114            1,279               28,180             7,045

--------------------
(1) Adjusted for 10% stock dividends paid on December 7, 2001, December 13, 2002 and December 12, 2003 and a three-for-one stock split declared on August 30, 2004.
(2) Based on the difference between the fair market value of the underlying Common Stock of $11.80 as quoted on the OTC Electronic Bulletin Board on June 30, 2005 and the exercise prices of the options, as adjusted for a three-for-one stock split paid on August 30, 2004.

DIRECTOR COMPENSATION

         GENERAL. Each nonemployee member of the Company's Board of Directors receives a fee of $450 for each regular and special meeting attended of the Company's Board of Directors and $200 for each meeting attended of a committee of either the Company's or the Bank's Board of Directors. The Chairperson of the Audit Committee receives $450 for each Audit Committee meeting. The Chairman of the Board receives an additional $500 per month. No fees are paid for attendance at meetings of the Bank's Board of Directors. In addition, effective July 1, 2005, directors of the Company and the Bank are paid an annual retainer based on years of service as directors. The annual retainer is $7,000 for 0-5 years of service as a director, $7,700 for 6-10 years of service, $8,400 for 11-15 years of services and $9,100 for 16 or more years of service. The Chairman of the Board's retainer is 20% higher than the retainer he would otherwise receive based on years of service. The retainer replaces the Directors Retirement Plan, which was terminated effective December 31, 2004 and director participating in the Incentive Compensation Plan, both of which plans are described below.

         Nonemployee directors also participate in the Company's 1996 Stock Option and Incentive Plan (the "Option Plan") and Incentive Compensation Plan (the "ICP"). During the year ended June 30, 2005, no director received any awards under the Option Plan. Under the ICP, bonuses valued at $4,146, $3,958, $3,893, $3,728 and $3,055 were paid to Directors O'Neill, Ludwig, Glaeser, Waters, Bozel and Hoffman, respectively. Under the Patapsco Bancorp, Inc. 2004 Stock Incentive Plan (the "2004 Plan"), directors may elect to receive these bonuses in cash or shares of Company Common Stock, and may elect to defer receipt of such payments until termination of service as a director of the Company and the Bank.

         DIRECTOR RETIREMENT PLAN. Until December 31, 2004, the Bank's Board of Directors maintained a retirement plan (the "Directors' Plan") for each nonemployee director (i) who is a voting member of the Bank's Board of Directors at any time on or after September 28, 1995, which is the plan's effective date, and (ii) who is not an employee on the date of being both nominated and elected or reelected to the Bank's Board of Directors. Under the Directors' Plan, a participant who terminates service as a voting member of the Bank's Board of Directors will receive a payment equal to the product of his or her "Benefit Percentage," his or her "Vested Percentage," and $65,185. A participant's "Benefit Percentage" increases from 0% for less than five years of service on the Bank's Board of Directors to 30% for five years of service, and thereafter in additional increments of 7% for each year of service from six to fourteen years, to 100% for fifteen or more years of service. A participant's "Vested Percentage" begins at 50%, increases to 75% upon completion of one year of service following the effective date, and becomes 100% if the participant completes a second year of service following the effective date. However, a participant's Vested Percentage becomes 100% regardless of his or her years of service in the event the participant terminates service on the Bank's Board of Directors due to death, "disability," retirement at or after age 72, or in the event of a "change in control" (as such terms are defined in the Directors'
Plan). The provision accelerating a participant's Vested Percentage due to a change in control may have the effect of deferring a hostile change in control by increasing the costs of acquiring control.

         Each participant may elect to receive his or her plan benefits either in a lump sum cash payment or in substantially equal annual payments over a period of up to ten years, in which event the undistributed portion of the participant's benefits will be credited with an annual rate of return equal to the Bank's highest rate of interest on certificates of deposit having a one-year term. If a participant dies, his or her beneficiary will receive the participant's benefits in a lump sum (unless the participant elects a distribution period of up to ten years).

         The Bank will pay all plan benefits from its general assets, and expects to establish a trust to hold plan benefits in the event of a change in control of the Bank. All expenses associated with the implementation and maintenance of the trust will be paid by the Bank. The Bank will fund the trust through a lump sum deposit of an amount that is projected to be sufficient to pay each director the benefits to which he or she is entitled pursuant to the Directors' Plan as of the date of the change in control. Trust assets will be subject to the claims of the Bank's general creditors.

         During the year ended June 30, 2005, $2,941, $3,006, $2,805, $2,475,
$2,101 and $2,101 were credited under the Directors' Plan for the benefit of Directors Glaeser, Ludwig, O'Neill, Waters, Bozel and Hoffman, respectively. Under the 2004 Plan, directors were permited to elect to receive these amounts in cash or shares of Company Common Stock, and were permitted to elect to defer receipt of such payments until termination of service as a director of the Company and the Bank. The Board of Directors terminated the Directors Plan effective December 31, 2004.

         DIRECTORS DEFERRED COMPENSATION PLAN. Until December 31, 2004, the Company maintained the Patapsco Directors Deferred Compensation Plan (the "Stock Plan") and Patapsco Bancorp, Inc. Cash Deferred Compensation Plan (the "Cash Plan") for the benefit of the Company's directors. Under the Stock Plan, participating directors were permitted to defer the receipt of Board fees that earned a rate of return based on the performance of the Common Stock. Amounts accrued to the accounts of participating directors as of August 15, 2001 were converted into the right to receive a fixed number of shares of Common Stock based on the market price for the Common Stock on August 15, 2001. Each participant previously elected to receive shares of Common Stock under the Plan in a lump sum or over a period shorter than ten years, beginning in the first day of the first month following termination of service. Until the shares are distributed to participants, no dividends are paid on the stock to be distributed to participants in the Stock Plan. The Stock Plan has been suspended, and no further fee deferrals may be made under the Stock Plan. To provide a funding mechanism, the Company has established a grantor trust in order to hold assets with which to pay benefits. Participants do not have any legal rights to the assets of the grantor trust. Trust assets remain subject to claims of the Company's general creditors. The Company terminated the Stock Plan effective December 31, 2004, and all balances were transferred to the trust established under the 2004 Plan. Directors were permited to elect to receive these balances in cash or shares of Company Common Stock, and were permitted to elect to defer receipt of such payments until termination of service as a director of the Company and the Bank.

         DEFERRED CASH COMPENSATION PLAN. Until December 31, 2004, the Company maintained the Patapsco Bancorp, Inc. Cash Deferred Compensation Plan (the "Cash Plan") for the benefit of the Company's directors. Each Director may elect, within 30 days of becoming a participant or in advance of any July 1st, to defer receipt of all or any portion of the compensation otherwise payable to him or her from the Company, in cash, for any plan year in which the Cash Plan is in effect. Deferred amounts are credited by the Company to a bookkeeping account ("Deferral Account"). In addition, a participant who deferred amounts under the Stock Plan, as in effect prior to August 15, 2001, was permitted to make a one-time election to transfer the value of amounts credited to his or her account under the Stock Plan to the Cash Plan by entering into a deferred compensation agreement with the Company. The Deferral Account appreciates for each plan year as though the funds were invested in a fund having the highest interest rate that the Bank pays on certificates of deposit having a term of one year. Account balances will be distributed in a lump sum or in substantially equal monthly installments over a period of years selected by the participant, beginning at an age specified by the participant or following termination of service as a director. Deferred amounts continue for all purposes to be part of the general assets of the Company and no person other than the Company shall, by virtue of the provisions of the Cash Plan, have any interest in such assets. To the extent that any person acquires a right to receive payments from the Company under the Cash Plan, such right will be no greater than the right of any unsecured general creditor of the Company. No compensation was paid to directors pursuant to the Cash Plan for the year ended June 30, 2005. The Company terminated the Cash Plan effective December 31, 2004, and all balances were transferred to the trust established under the 2004 Plan. Directors were permited to elect to receive these balances in cash or shares of Company Common Stock, and were permitted to elect to defer receipt of such payments until termination of service as a director of the Company and the Bank.

EMPLOYMENT AGREEMENTS

         The Company and the Bank have entered into an employment agreement (the "Employment Agreement") with Mr. Joseph J. Bouffard, President and Chief Executive Officer of the Bank and of the Company. In such capacities, Mr. Bouffard is responsible for overseeing all operations of the Bank and the Company, and for implementing the policies adopted by the Boards of Directors of the Company and the Bank. The Employment Agreement provides for a term of three years. On each anniversary date from the date of commencement of the Employment Agreement, the term of Mr. Bouffard's employment under the Employment Agreement may be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Board of Directors that Mr. Bouffard's performance has met the required performance standards and that such Employment Agreement should be extended. The Employment Agreement was most recently extended on October 30, 2003. The Employment Agreement provides Mr. Bouffard with a salary review by the Boards of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits and vacation and sick leave. Mr. Bouffard's base salary currently is $150,000. The Employment Agreement will terminate upon Mr. Bouffard's death or disability, and is terminable by the Bank for "just cause" as defined in the Employment Agreement. In the event of termination for just cause, no severance benefits are available to Mr. Bouffard. If the Company or the Bank terminates Mr. Bouffard without just cause, he will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the Employment Agreement, plus an additional 12-month period (with payments from the Bank not to exceed three times his five years' average compensation). If the Employment Agreement is terminated due to Mr. Bouffard's "disability" (as defined in the Employment Agreement), he will be entitled to a continuation of his salary and benefits through the date of such termination, including any period prior to establishment of Mr. Bouffard's disability. In the event of Mr. Bouffard's death during the term of the Employment Agreement, his estate will be entitled to receive his salary through the last day of the month in which his death occurs.

         The Employment Agreement provides that, in the event of Mr. Bouffard's involuntary termination of employment in connection with, or within one year after, any "change in control" (as defined in the Employment Agreement) of the Bank or the Company, other than for "just cause," Mr. Bouffard will be paid within 10 days of such termination an amount equal to the difference between (i)
2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code, and (ii) the sum of any other parachute payments, as defined under
Section 280G(b)(2) of the Internal Revenue Code, that Mr. Bouffard receives on account of the change in control. The Employment Agreement with the Bank provides that, within five business days before or after a change in control which was not approved in advance by a resolution of a majority of the Continuing Directors, the Bank shall fund, or cause to be funded, a trust in the amount of 2.99 times Mr. Bouffard's base amount, that will be used to pay Mr. Bouffard amounts owed to him upon termination, other than for just cause. The Employment Agreement also provides for a similar lump sum payment to be made in the event of Mr. Bouffard's voluntary termination of employment within 30 days following a change in control or within one year following a change in control, upon the occurrence, or within 90 days thereafter, of certain specified events following the change in control, which have not been consented to in writing by Mr. Bouffard. Such events generally relate to a reduction in Mr. Bouffard's salary, benefits or duties. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company. In the event that Mr. Bouffard prevails over the Company and the Bank in a legal dispute as to the Employment Agreement, he will be reimbursed for his legal and other expenses.

SEVERANCE AGREEMENTS

         The Bank has entered into Severance Agreements with Officers Dee and Mitchell (collectively, the "Employees") that have terms ending on the earlier of (a) 12 months (24 months in the case of Mr. Dee) after their most recent renewal date and (b) the date on which the Employee terminates employment with the Bank. On each annual anniversary date from the date of commencement of the Severance Agreements, the term of the Severance Agreements may be extended for additional one-year periods beyond the then effective expiration date, provided that the Employee is elected an officer of the Bank at a meeting of the Bank's Board of Directors held on the date of the Company's annual meeting of stockholders called for the purpose of electing the officer position which the Employee holds. An Employee becomes entitled to collect severance benefits under the Severance Agreement in the event of the Employee's (a) voluntary termination of employment (i) within 12 months (24 months in the case of Mr. Dee) following a change of control or (ii) within 90 days following the occurrence of certain specified events that generally reduce the employee's compensation or responsibilities, or (b) involuntary termination of employment for any reason other than for cause in connection with or within 12 months (24 months in the case of Mr. Dee) of any change in control of the Bank or the Company.

         In the event an Employee becomes entitled to receive severance benefits, the Employee will (i) be paid an amount equal to his base salary and bonus paid in the prior calendar year, but in no event greater than the difference between (i) the product of 2.99 times his "base amount" as defined in
Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code") and regulations promulgated thereunder (the "Maximum Amount"), and (ii) the sum of any other parachute payments (as defined in Section 280G(b)(2) of the Code) that the Employee receives on account of the change in control. The Severance Agreements provide that any sum owed to the Employee shall be paid in one lump sum within ten (10) days of such termination.

         These Severance Agreements may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company. In the event that one of these Employees prevails over the Bank in a legal dispute as to the Severance Agreement, he or she will be reimbursed for legal and other expenses.

SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

         In January 1998, in order to provide Joseph J. Bouffard (the "Executive") with supplemental retirement benefits and thereby encourage his continuing service as President and Chief Executive Officer of the Company and the Bank, the Bank entered into a Supplemental Executive Retirement Agreement (the "SERA") with the Executive. Pursuant to the terms of the SERA, the Bank established an account in the name of the Executive to which the Bank credits $439 on the first day of each month in which the Executive continues to be employed with the Bank. For each calendar year, the value of this account will appreciate or depreciate as if the account was invested in, at the election of the Executive, the highest rate paid by the Bank on certificates of deposit having a term of one year, a fund that invested in the Common Stock or a mutual fund agreed upon by the Bank and the Executive. The Executive is fully vested in amounts credited to his account under the SERA.

         Upon his termination of employment from the Bank for a reason other than "Just Cause," the balance in the Executive's account will be paid to him either in a lump sum or in substantially equal annual installments over a period of up to ten years, with the first installment due on the first day of the second month after he leaves employment. If the Executive's employment with the Bank is terminated for Just Cause, he will forfeit the right to receive any payments pursuant to the SERA. In the event of a Change in Control, the present value of the benefits to which the Executive is entitled shall be payable in accordance with his distribution election form.

TRANSACTIONS WITH MANAGEMENT

         The Bank offers loans to its directors and officers. These loans currently are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features. Under current law, the Bank's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, all loans to such persons must be approved in advance by a disinterested majority of the Board of Directors. At June 30, 2005, the Bank's loans to directors and executive officers totaled $29,326, or 0.2%, of the Company's stockholders' equity, at that date.

--------------------------------------------------------------------------------
                        SECURITY OWNERSHIP OF MANAGEMENT
--------------------------------------------------------------------------------

         The following table sets forth, as of the Record Date, the beneficial ownership of the Company's Common Stock and the Company's Series A Non-cumulative Perpetual Convertible Preferred Stock (the "Preferred Stock") by each of the Company's directors and nominees, the sole executive officer named in the Summary Compensation Table and by all directors and executive officers as a group.

                                   AMOUNT AND            PERCENT OF           AMOUNT AND             PERCENT OF
                                    NATURE OF             SHARES OF            NATURE OF              SHARES OF
                              BENEFICIAL OWNERSHIP      COMMON STOCK     BENEFICIAL OWNERSHIP      PREFERRED STOCK
NAME                           OF COMMON STOCK(1)        OUTSTANDING      OF PREFERRED STOCK         OUTSTANDING
----                           ------------------        -----------      ------------------         -----------
Joseph J. Bouffard                   87,096                 5.97%                 --                     --%
Nicole N. Glaeser                    22,297                 1.56                 109                    .12
Douglas H. Ludwig                    18,426                 1.30                  --                     --
Thomas P. O'Neill                    42,106                 2.94               2,162                   2.29
William R. Waters                    16,981                 1.19                 240                    .25
Gary R. Bozel                        60,981                 4.19               8,293                   8.78
J. Thomas Hoffman                    54,752                 3.82               3,087                   3.27

All Executive Officers
   and Directors
   as a Group (10 persons)          391,504                24.73              14,659                  15.53

-----------------

(1) For the definition of beneficial ownership, see Footnote 1 to the table in "Voting Securities and Principal Holders Thereof." Unless otherwise indicated, ownership is direct and the named individual exercises sole voting and investment power over the shares listed as beneficially owned by such person. Amounts shown include (i) 38,466, 4,211, 2,237, 2,734, 4,391, 2,237 2,237 and 104,163 shares which may be acquired by Directors Bouffard, Glaeser, Ludwig, O'Neill, Waters, Bozel and Hoffman and by all directors and executive officers of the Company as a group, respectively, upon the exercise of options exercisable within 60 days of the Record Date, and (ii) 0, 435, 0, 8,633, 958, 33,114, 12,326 and 58,533 shares of
      Common Stock issuable to Directors Bouffard, Glaeser, Ludwig, O'Neill, Waters, Bozel and Hoffman, and to all directors and executive officers of the Company as a group, respectively, upon the conversion of shares of preferred stock. Does not include shares with respect to which Directors O'Neill, Patterson and Bouffard share "voting power" by virtue of their positions as trustees of the trusts holding 107,301 shares under the Company's ESOP. Shares held by the ESOP trust and allocated to the accounts of participants are voted in accordance with the participants' instructions, and unallocated shares are voted in the same ratio as ESOP participants direct the voting of allocated shares or, in the absence of such direction, in the ESOP trustees' best judgment.

--------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

         The Audit Committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with Beard Miller Company LLP ("Beard Miller"), the Company's independent auditors, the matters required to be discussed under Statements on Auditing Standards No. 61 ("SAS 61"). In addition, the Audit Committee has received from Beard Miller the written disclosures and the letter required to be delivered by Beard Miller under Independence Standards Board Standard No. 1 ("ISB Standard No. 1") and has met with representatives of Beard Miller to discuss the independence of the auditing firm.

         The Audit Committee has reviewed the nonaudit services currently provided by the Company's independent auditors and has considered whether the provision of such services is compatible with maintaining the independence of the Company's independent auditors.

         Based on the Audit Committee's review of the financial statements, its discussion with Beard Miller regarding SAS 61, and the written materials provided by Beard Miller under ISB Standard No. 1 and the related discussion with Beard Miller of their independence, the Audit Committee has recommended to the Board of Directors that the audited financial statements of the Company be included in its Annual Report on Form 10-KSB for the year ended June 30, 2005 for filing with the Securities and Exchange Commission.

                               THE AUDIT COMMITTEE
                                Nicole N. Glaeser
                                  Gary R. Bozel
                                Thomas P. O'Neill

--------------------------------------------------------------------------------
                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

         Beard Miller served as the Company's independent auditors for the 2005 fiscal year, and the Audit Committee of the Board of Directors has renewed the Company's arrangements with Beard Miller to be the Company's auditors for the 2006 fiscal year. A representative of Beard Miller will be present at the meeting to respond to stockholders' questions and will have an opportunity to make a statement if he or she so desires.

         On January 2, 2004, Anderson Associates LLP ("Anderson") announced that it was joining Beard Miller to become the Baltimore office of Beard Miller. As a result, on January 2, 2004, Anderson resigned as independent auditors of the Company. On January 8, 2004, the Company engaged Beard Miller as its successor independent audit firm. The Company's engagement of Beard Miller was approved by the Company's Audit Committee on January 8, 2004.

         Anderson served as the Company's independent accountants to audit the Company's consolidated financial statements as of and for the fiscal years ended June 30, 2003 and 2002. Anderson's reports on the Company's consolidated financial statements as of and for the years ended June 30, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Company's fiscal years ended June 30, 2003 and 2002 and the subsequent interim period from July 1, 2003 through January 2, 2004, there were no disagreements with Anderson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Anderson, would have caused Anderson to make reference to the subject matter of the disagreements in their report on the financial statements for such years.

--------------------------------------------------------------------------------
               AUDIT AND OTHER FEES PAID TO INDEPENDENT ACCOUNTANT
--------------------------------------------------------------------------------

         For the years ended June 30, 2005 and 2004, the Company was billed by its independent auditors for fees aggregating $58,792 and $57,900, respectively. Such fees were comprised of the following:

AUDIT FEES

         The aggregate fees billed for the audit of the Company's annual financial statements and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q were $53,392 and $52,500 for the fiscal years ended June 30, 2005 and 2004, respectively.

AUDIT-RELATED FEES

         There were no fees billed by the Company's independent auditors for audit-related services for the fiscal years ended June 30, 2005 and 2004.

TAX FEES

         The aggregate fees billed by the Company's independent auditors for tax services for the fiscal years ended June 30, 2005 and 2004 were $5,400 and $5,400, respectively. For the fiscal year ended June 30, 2005 and 2004, these fees related to the preparation of federal and state income tax returns.

ALL OTHER FEES

         No fees were billed by the Company's independent auditors for services not included above for the fiscal year ended June 30, 2005 and 2004.

PRE-APPROVAL OF SERVICES BY THE INDEPENDENT AUDITOR

         The Audit Committee does not have a policy for the pre-approval of nonaudit services to be provided by the Company's independent auditor. Any such services would be considered on a case-by-case basis. All nonaudit services provided by the independent auditors in fiscal years 2005 and 2004 were pre-approved by the Audit Committee.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Pursuant to regulations promulgated under the Exchange Act, the Company's officers, directors and persons who own more than 10% of the outstanding Common Stock ("Reporting Persons") are required to file reports detailing their ownership and changes of ownership in such Common Stock (collectively, "Reports"), and to furnish the Company with copies of all such Reports. Based solely on its review of the copies of such Reports or written representations that no such Reports were necessary that the Company received during the past fiscal year or with respect to the last fiscal year, management believes that during the fiscal year ended June 30, 2005, all of the Reporting Persons complied with these reporting requirements, except that the following directors of the Company each filed a Form 5 to report late the following number of transactions: (i) Director Bozel, three transactions; (ii) Dirctor Glaeser, one transaction; (iii) Dirctor Hoffman, eight transactions; (iv) Director O'Neill, three transactions; and Director Waters, three transactions.

--------------------------------------------------------------------------------
                         NOMINATING COMMITTEE PROCEDURES
--------------------------------------------------------------------------------

GENERAL

         It is the policy of the full Board of Directors of the Company, acting as a Nominating Committee, to consider director candidates recommended by stockholders who appear qualified to serve on the Board of Directors. The Board may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Board does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Board's resources, the Board will consider only those director candidates recommended in accordance with the procedures set forth below.

PROCEDURES TO BE FOLLOWED BY STOCKHOLDERS

         To submit a recommendation of a director candidate to the Board, a stockholder should submit the following information in writing, addressed to Thomas P. O'Neill, the Chairman of the Board, Patapsco Bancorp, Inc., 1301 Merritt Boulevard, Dundalk, Maryland 21222-2194:

         1.       The name of the person recommended as a director candidate;

         2. All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

         3. The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

         4. As to the stockholder making the recommendation, the name and address, as he or she appears on the Company's books, of such stockholder; provided, however, that if the stockholder is not a registered holder of the Company's common stock, the stockholder should submit his or her name and address, along with a current written statement from the record holder of the shares that reflects ownership of the Company's Common Stock; and

         5. A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

         In order for a director candidate to be considered for nomination at the Company's annual meeting of stockholders, the Board must receive the recommendation at least 120 calendar days before the date the Company's proxy statement was released to stockholders in connection with the previous year's annual meeting, advanced by one year.

MINIMUM QUALIFICATIONS

         The Board has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet any qualification requirements set forth in the Company's governing and Board or Committee governing documents.

         The Board will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its stockholders; independence; and any other factors the Board deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

         In addition, before nominating an existing director for re-election to the Board of Directors, the Board will consider and review an existing director's Board and Committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

PROCESS FOR IDENTIFYING AND EVALUATING NOMINEES

         The process that the Board follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

         IDENTIFICATION. For purposes of identifying nominees for the Board of Directors, the Board relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the Company's local communities. The Board will also consider director candidates recommended by stockholders in accordance with the policy and procedures set forth above. The Nominating Committee has not used an independent search firm in identifying nominees.

         EVALUATION. In evaluating potential candidates, the Board determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Board will conduct a check of the individual's background and interview the candidate.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

         The Company's 2005 Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation materials or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
     BOARD POLICIES REGARDING COMMUNICATIONS WITH THE BOARD OF DIRECTORS AND
                          ATTENDANCE AT ANNUAL MEETINGS
--------------------------------------------------------------------------------

         The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors should send any communication to Douglas H. Ludwig, Corporate Secretary, Patapsco Bancorp, Inc., 1301 Merritt Boulevard, Dundalk, Maryland 21222-2194. All communications that relate to matters that are within the scope of the responsibilities of the Board and its Committees are to be presented to the Board no later than its next regularly scheduled meeting. Communications that relate to matters that are within the responsibility of one of the Board Committees are also to be forwarded to the Chair of the appropriate Committee. Communications that relate to ordinary business matters that are not within the scope of the Board's responsibilities, such as customer complaints, are to be sent to the appropriate officer. Solicitations, junk mail and obviously frivolous or inappropriate communications are not to be forwarded, but will be made available to any director who wishes to review them.

         Directors are expected to prepare themselves for and to attend all Board meetings, the Annual Meeting of Stockholders and the meetings of the Committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. All eight of the Company's directors attended the Company's 2004 Annual Meeting of Stockholders; one director was unavailable for business purposes.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         Under the Company's Articles of Incorporation, stockholder proposals must be submitted in writing to the Secretary of the Company at the address stated later in this paragraph no less than 30 days nor more than 60 days prior to the date of such meeting; provided, however, that if less than 40 days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. For consideration at the Annual Meeting, a stockholder proposal must be delivered or mailed to the Company's Secretary no later than October 6, 2005. In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 1301 Merritt Boulevard, Dundalk, Maryland 21222-2194, no later than May 29, 2006. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           /s/ Douglas H. Ludwig

                                           DOUGLAS H. LUDWIG
                                           SECRETARY

Dundalk, Maryland
September 26, 2005

--------------------------------------------------------------------------------
                          ANNUAL REPORT ON FORM 10-KSB
--------------------------------------------------------------------------------

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2005 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO EACH STOCKHOLDER AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, PATAPSCO BANCORP, INC., 1301 MERRITT BOULEVARD, DUNDALK, MARYLAND 21222-2194.
--------------------------------------------------------------------------------



                                                  REVOCABLE PROXY

                                                PATAPSCO BANCORP, INC.

      /X/  PLEASE MARK VOTES                                                                             Vote    Vote     For all
      ---  AS IN THIS EXAMPLE                                                                            For    Withheld   Except

   ANNUAL MEETING OF STOCKHOLDERS                        1.   The election as directors of all
          OCTOBER 27, 2005                                    nominees listed below (except as            ____      ____     ____
                                                              marked to the contrary below).             /___/     /___/    /___/

The  undersigned  hereby  appoints  Nicole  N. Glaeser,       For three-year terms:
William  R.  Waters   and  Gary  R.  Bozel  with   full
powers  of  substitution,  to act as  proxies  for  the       DOUGLAS H. LUDWIG
undersigned,  to vote all  shares  of  Common  Stock of       THOMAS P. O'NEILL
Patapsco  Bancorp,   Inc.  (the  "Company")  which  the
undersigned  is entitled to vote at the Annual  Meeting
of  Stockholders,  to be  held  at  the  office  of The
Patapsco  Bank,  located  at  1301  Merritt  Boulevard,
Dundalk,  Maryland  21222,  on  Thursday,  October  27,
2005,  at 4:00  p.m.,  and at any and all  adjournments
thereof, as follows.
                                                         INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                                                         MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE
                                                         PROVIDED BELOW.

                                                         --------------------------------------------------------------------------
                                                         The Board of Directors recommends a vote "FOR" the listed nominees.

                                                         THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED,
                                                         THIS  PROXY  WILL  BE  VOTED  FOR THE  LISTED  NOMINEES  AND FOR THE  OTHER
                                                         PROPOSITION  STATED.  IF ANY OTHER  BUSINESS  IS  PRESENTED  AT THE  ANNUAL
                                                         MEETING,  THIS  PROXY  WILL BE  VOTED  BY  THOSE  NAMED  IN THIS  PROXY  IN
                                        ----------       ACCORDANCE WITH THE  DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS.
Please be sure to sign and date        /  Date   /       AT THE PRESENT TIME,  THE BOARD OF DIRECTORS  KNOWS OF NO OTHER BUSINESS TO
this Proxy in the box below.           ----------        BE  PRESENTED  AT THE  ANNUAL  MEETING.  THIS PROXY  CONFERS  DISCRETIONARY
/------------------------------------------------------/ AUTHORITY  ON THE HOLDERS  THEREOF TO VOTE WITH  RESPECT TO THE ELECTION OF
/                                                      / ANY  PERSON AS  DIRECTOR  WHERE THE  NOMINEE IS UNABLE TO SERVE OR FOR GOOD
/------------------------------------------------------/ CAUSE  WILL NOT SERVE AND  MATTERS  INCIDENT  TO THE  CONDUCT OF THE ANNUAL
Stockholder sign above    Co-holder (if any) sign above  MEETING.

                            DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE-PREPAID ENVELOPE PROVIDED.


                                                       PATAPSCO BANCORP, INC.
                                                          DUNDALK, MARYLAND
------------------------------------------------------------------------------------------------------------------------------------
                                          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
     Should the above signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's  decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.
     The undersigned  acknowledges  receipt from the Company prior to the execution of this proxy of Notice of the Annual Meeting, a
Proxy Statement dated September 26, 2005 and an Annual Report to Stockholders.
     Please sign  exactly as your name  appears on the  envelope in which this form of proxy was mailed.  When  signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.
     PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ACCOMPANYING POSTAGE-PREPAID ENVELOPE.
------------------------------------------------------------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED,  PLEASE  CORRECT THE ADDRESS IN THE SPACE  PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE
ENVELOPE PROVIDED.

---------------------------------

---------------------------------

---------------------------------

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